                                 EXHIBIT 10-1

                              RETIREMENT AGREEMENT
         THIS RETIREMENT AGREEMENT (this "Agreement'), is made and entered into as of June 30, 2002 by and between The Timken Company, an Ohio corporation
(the "Company"), and Gene E. Little ("Executive").
                                   WITNESSETH;
         WHEREAS, Executive currently serves as Senior Vice President - Finance of the Company; and
         WHEREAS, Executive, throughout the course of his career, has made numerous and lasting contributions to the success of the Company;
         WHEREAS, Executive intends to retire from the Company effective as of
June 30, 2002 (the "Retirement Date"); and
         WHEREAS, the Company and Executive have determined that in connection with  Executive's retirement from the Company, Executive shall resign from any and all offices of the Company and any other directorship, office, or position of any other entity for which Executive was serving at the request of the
Company, as of the Retirement Date;
         NOW, THEREFORE, in consideration of the premises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Company and Executive hereby agree as follows:
     1.  Resignation.  Executive shall resign as an employee of the Company, and its subsidiaries and related or affiliated companies, effective as of the
close of business on the Retirement Date.   Executive shall also resign,
effective the close of business on the Retirement Date: (a) from all offices of the Company to which he has been elected by the Board of Directors of the
Company (or to which he has otherwise been appointed), (b) from all offices of any entity that is a subsidiary of, or is otherwise related to or affiliated with, the Company, (c) from all administrative, fiduciary or other positions he may hold with respect to arrangements or plans for, of or relating to the
Company, and (d) from any other directorship, office, or position of any corporation, partnership, joint venture, trust or other enterprise (each, an
"Other Entity") insofar as Executive is serving in the directorship, office, or position of the Other Entity at the request of the Company.  The Company shall consent to and accept such resignations effective as of the close of business on the Retirement Date.  Executive will execute any documents reasonably requested by the Company to evidence such resignations.
     2.  Severance Payment.  The Company will pay Executive an amount equal to $155,000.00, less applicable withholding taxes, in a lump sum on the
Retirement Date.

     3.  Release by Executive
          a.  Executive, for himself and his  dependents, successors, assigns, heirs, executors and administrators (and his and their legal representatives of every kind), hereby releases, dismisses, remisses and forever discharges the
Company from any and all arbitrations, claims (including claims for attorneys'
fees), demands, damages, suits, proceedings, actions or causes of action of any kind and every description, whether known or unknown, which Executive now has or may have had for, upon or by reason of any cause whatsoever (except that this release shall not apply to the obligations of the Company arising under this Agreement), against the Company ("Claims"), including but not limited to:
              (i)  any and all Claims arising out of or relating to: (A)
    Executive's past employment or service with the Company, or (B) Executive's resignation as Senior Vice President  -  Finance of the Company or his
    resignation from any other position described in Section 1 of this
    Agreement.
              (ii) any and all Claims of discrimination, including but not limited to claims of discrimination on the basis of sex, race, age, national origin, marital status, religion or disability, including, without limiting the generality of the foregoing, any claims under the Age
    Discrimination in Employment Act, as amended (the  "ADEA") Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities
    Act, The Civil Rights Act of 1991, or Chapter 4112, Ohio Revised Code, and
              (iii) any and all Claims of wrongful or unjust discharge or breach of any contract or promise, express or implied, except for any claim asserted in any action for breach of this Retirement Agreement.
          b.  Executive further understands and acknowledges that:
              (i)  The release provided for in this Section 3, including claims under the ADEA to and including the date of this Agreement, is in exchange for the additional consideration provided for in Section 2 of this
     Agreement, to which consideration he was not heretofore entitled;
              (ii) He has been advised by the Company to consult with legal counsel prior to executing this Agreement and the release provided for in this Section 3, has had an opportunity to consult with and to be advised by legal counsel of his choice, fully understands the terms of this
     Agreement, and enters into this Agreement freely, voluntarily and intending to be bound;
              (iii) He has been given a period of twenty-one days to review and consider the terms of this Agreement, and the release contained herein, prior to its execution and that he has used as much of the twenty-one day period as he desires; and
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              (iv)  He may,within seven days after execution, revoke this
     Agreement.  Revocation shall be made by delivering a written notice of revocation to the Senior Vice President and General Counsel at the
     Company.  For such revocation to be effective, written notice must be actually received by the Senior Vice President and General Counsel at the
     Company no later than the close of business on the seventh day after
     Executive executes this Agreement.
          c.  Executive acknowledges that his retirement and resignation is by mutual agreement between the Company and Executive, and that Executive waives and releases any Claim that he has or may have to reemployment.
          d.  Executive will execute all additional documents necessary to effectuate the purposes and provisions of this Agreement;
          e.  For purposes of this Section 3, the "Company" shall include its predecessors, parents, subsidiaries, divisions, related or affiliated companies, officers, directors, stockholders, members, employees, heirs, successors, assigns, representatives, agents and counsel.
     4.  Successors and Binding Agreement.
          a.  This Agreement shall be binding upon and inure to the benefit of the Company and any successor of or to the Company, including, without limitation, any persons acquiring, directly or indirectly, all or substantially all of the business or assets of the Company, whether by purchase, merger, consolidation, reorganization, or otherwise (and such successor shall there-
after be deemed included in the definition of the "Company" for purposes of this Agreement), but shall not otherwise be assignable or delegable by the
Company.
          b.  This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, or legatees.
          c.  This Agreement is personal in nature and none of the parties hereto shall, without the consent of the other parties, assign, transfer or delegate  this  Agreement or any rights or obligations hereunder except as expressly provided in Subsections (a) and (b) of this Section 4.
          d.  This Agreement is intended to be for the exclusive benefit of the parties hereto, and except as provided in Subsections (a) and (b) of this
Section 4, no third party shall have any rights hereunder.
     5.  Notices.  For all purposes of this Agreement, all communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered, addressed to the Company (to the attention of the Senior
Vice President and General Counsel) at the Company's principal executive offices and to Executive at his principal residence, or to such other address
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as any party may have furnished to the other in writing and in accordance herewith.  Notices of change of address shall be effective upon receipt.
     6.  Miscellaneous.
         a.  No provision of this Agreement may be modified, waived or dis-
charged unless such modification, waiver or discharge is agreed to in writing signed by Executive and the Company.  No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.
         b.  Validity, interpretation, construction and performance of this
Agreement shall be governed by the substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of the State of
Ohio.
         c.  To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.
         d.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.
         e.  Each party hereto shall execute such additional documents, and do such additional things, as may reasonably be requested by the other party to effectuate the purposes and provisions of this Agreement.
          IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement as of the date first set forth above.
                                 THE TIMKEN COMPANY

                                 By:  /s/ William R. Burkhart
                                 _____________________________
                                 Date: June 30, 2002
                                 ___________________

                                     /s/ Gene E. Little
                                 _____________________________
                                 Gene E. Little
                                 Date: July 9, 2002
                                 __________________

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